UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2024

ANEW Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41340	86-2727441
(Commission File Number)	(IRS Employer Identification No.)

13576 Walnut Street, Suite A
Omaha, NE 68144

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (833) 931-6330

Redwoods Acquisition Corp.

1115 Broadway, 12th Floor

New York, NY 10010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	WENA	The Nasdaq Stock Market LLC
Warrants	WENAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, Redwoods Acquisition Corp., a Delaware corporation (“Redwoods”), Anew Medical Sub, Inc., a Wyoming corporation (“Merger Sub”) and ANEW Medical, Inc., a Wyoming corporation (“ANEW”) entered into a Business Combination Agreement, dated as of May 30, 2023, and amended pursuant to Amendment No. 1 thereto dated as of November 4, 2023 (the “Business Combination Agreement”).

On April 12, 2024, Redwoods held a special meeting of its stockholders (the “Special Meeting”) in connection with the Business Combination, as defined below. At the Special Meeting, Redwoods voted to approve the Business Combination with ANEW and related proposals.

As of May 8, 2024, Redwoods has received requests to redeem a total of 1,589,776 shares of Class A common stock. Based on the redemption requests received as of the date hereof, Redwoods will have a total of 170,418 shares of Class A common stock outstanding following redemptions.

On June 21, 2024 (the “Closing Date”), Merger Sub merged with and into ANEW, with ANEW continuing as the surviving corporation and as a wholly owned subsidiary of Redwoods (the “Business Combination”). In connection with the closing of the Business Combination (the “Closing”), Redwoods changed its name to “ANEW Medical, Inc.” (sometimes referred to herein as “Public ANEW”) and ANEW changed its name to ANEW Medical Operating, Inc.

Unless the context otherwise requires, “we,” “us,” “our” and the “Company” refer to Redwoods and its consolidated subsidiaries prior to the Closing Date and Public ANEW and its consolidated subsidiaries following the Closing Date. All references herein to the “Board” refer to the board of directors of Redwoods or Public ANEW, as applicable. Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive final prospectus and definitive proxy statement, dated February 16, 2024 and as amended and supplemented pursuant to Rule 425 under the Securities Act (the “Proxy Statement/Prospectus”) and such definitions are incorporated herein by reference.

As a result of, and in connection with, the Closing, among other things, (i) the second amendment and restatement to the certificate of incorporation of Redwoods (the “Amended Charter”) changed the name of the corporation to ANEW Medical, Inc. ; (ii) Public ANEW redesignated the warrants underlying the Public Units as ANEW Medical, Inc. Redeemable Warrants, each whole warrant exercisable for one share of Public ANEW Common Stock at an exercise price of $11.50 (“Public ANEW Warrants”); and (iii) Public ANEW separated each unit of Redwoods outstanding prior to the Closing into one share of Public ANEW Common Stock and one Public ANEW Warrant, with any fractional warrants to be issued in connection with such separation to be rounded down to the nearest whole warrant, and each whole warrant exercisable for one share of Public ANEW Common Stock at an exercise price of $11.50 per share;

Immediately after giving effect to the Business Combination, there were 15,130,393 issued and outstanding shares of Public ANEW Common Stock, which includes common stock held by Redwoods stockholders and shares issued upon the Closing of the Business Combination to the former stockholders of ANEW.

Item 1.01 Entry into Material Agreement

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 by reference.

Related Agreements

Lock-Up Agreements

On the Closing Date, Public ANEW entered into Lock-up Agreements (the “Lock-Up Agreements”) with: Joseph Sinkule, Jon McGarity Shalom Hirschman, and Samuel Zentman (the “Holders”), pursuant to which they are contractually restricted from selling or transferring any of (i) their shares of Public ANEW Common Stock held immediately following the Closing (the “Lock-Up Shares”). Such restrictions became applicable commencing from the Closing Date and end the earliest of (i) the six-month anniversary of the Closing Date, and (ii) such date on which Public ANEW completes a liquidation, merger, stock exchange or other similar transaction that results in all of Public ANEW stockholders having the right to exchange their shares of Public ANEW Common Stock for cash, securities or other property (the “Lock-Up Trading Restrictions”).

The foregoing summary is subject to and qualified in its entirety by reference to the Form of Lock-Up Agreement, which is filed hereto as Exhibit 10.1 and the terms of which are incorporated by reference herein to this Current Report on Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Redwoods was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, Public ANEW, as the successor issuer to Redwoods, is providing the information below that would be included in a Form 10 if Public ANEW were to file a Form 10. Please note that the information provided below relates to Public ANEW as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws regarding, among other things, the plans, strategies and prospects, both business and financial, of Public ANEW, Redwoods and ANEW. These statements are based on the beliefs and assumptions of the management of Public ANEW. Although Public ANEW believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, Public ANEW cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to numerous risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” or similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about:

●	the ability of Public ANEW to realize the benefits from the Business Combination;

●	the ability of Public ANEW to maintain the listing of Public ANEW Common Stock on Nasdaq;

●	future financial performance following the Business Combination;

●	public securities’ potential liquidity and trading;

●	the impact from the outcome of any known and unknown litigation and other disputes;

●	the ability of Public ANEW to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses;

●	expectations regarding future expenditures of Public ANEW;

●	the future mix of revenue and effect on gross margins of Public ANEW;

●	the attraction and retention of qualified directors, officers, employees and key personnel of Public ANEW;

●	the ability of Public ANEW to compete effectively in a competitive industry;

●	expectations concerning the relationships and actions of ANEW and its affiliates with third parties;

●	the short and long term effect of the consummation of the Business Combination on ANEW’s business relationships, operating results, and business generally;

●	the impact of future regulatory, judicial, and legislative changes in Public ANEW’s industry;

●	the ability to locate and acquire complementary products or product candidates and integrate those into Public ANEW’s business;

●	future arrangements with, or investments in, other entities or associations;

●	intense competition and competitive pressures from other companies in the industries in which Public ANEW operates;

●	changes in domestic and global general economic and micro-economic conditions; and

●	other factors detailed under the section entitled “Risk Factors” in the Proxy Statement/Prospectus.

The foregoing list of factors is not exhaustive. Any forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

In addition, statements that Public ANEW “believes” and similar statements reflect its beliefs and opinions on the relevant subject. These statements are based upon information available to Public ANEW as of the date of this Current Report on Form 8-K, and while Public ANEW believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that Public ANEW has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Public ANEW and ANEW may be materially different from those expressed or implied by any forward-looking statements. Some factors that could cause Public ANEW’s or ANEW’s actual results to differ include:

●	the risk that the consummation of the Business Combination disrupts current plans and operations of Public ANEW;

●	the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability of Public ANEW to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees;

●	costs related to the Business Combination;

●	the possibility that Public ANEW or ANEW may be adversely impacted by other economic, business, and/or competitive factors;

●	risks related to future pandemics and other macroeconomic or geopolitical developments, and government responses thereto;

●	future exchange and interest rates;

●	the risk that Public ANEW fails to maintain an effective system of disclosure controls and internal controls over financial reporting, Public ANEW’s ability to produce timely and accurate financial statements or comply with applicable SEC or stock exchange regulations could be impaired;

●	the ability of Public ANEW to remediate material weaknesses in internal controls over financial reporting identified in ANEW’s financial statements by ANEW management; and

●	other risks and uncertainties indicated in the Proxy Statement/Prospectus, including those under “Risk Factors” disclosed in the Proxy Statement/Prospectus, and other filings that have been made or will be made with the SEC by Redwoods or Public ANEW.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K are more fully described under the heading “Risk Factors” and elsewhere in the Proxy Statement/Prospectus. The risks described under the heading “Risk Factors” are not exhaustive. Other sections of the Proxy Statement/Prospectus describe additional factors that could adversely affect the business, financial condition or results of operations of Public ANEW. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can Public ANEW assess the impact of all such risk factors on the business of Public ANEW, or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Forward-looking statements are not guarantees of performance. This is particularly true for a company like Public ANEW that has a limited operating history to reference. All forward-looking statements attributable to Public ANEW or persons acting on their behalf are expressly qualified in their entirety by the foregoing cautionary statements.

Business

The business of Redwoods prior to the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Other Information Related to Redwoods,” beginning on page 109, and that information is incorporated herein by reference. The business of ANEW Medical, Inc. prior to the Business Combination is described in the Proxy Statement/Prospectus in the section titled “Information about ANEW,” beginning on page 127, and that information is incorporated herein by reference.

Risk Factors

The risk factors related to Public ANEW’s business and operations and the Business Combination are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors,” beginning on page 19, and that information is incorporated herein by reference.

Financial Information

The audited financial statements of Redwoods as of and for the years ended December 31, 2023 and 2022, and the unaudited financial statements of Redwoods as of and for the quarter ended March 31, 2024 and 2023 set forth in Exhibit 99.1 hereto have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to SEC regulations and incorporated herein by reference.

The audited financial statements of ANEW as of and for the years ended December 31, 2023 and 2022 and the unaudited financial statements of ANEW as of and for the quarter ended March 31, 2024 and 2023 set forth in Exhibit 99.2 hereto have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to SEC regulations and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of financial and ANEW as of and for the year ended March 31, 2024 will be filed in an amendment to this Form 8-K as Exhibit 99.6.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Property

Public ANEW does not have any material physical properties.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Public ANEW Common Stock immediately following consummation of the Business Combination by:

●	each person who is the beneficial owner of more than 5% of Public ANEW common stock;

●	each of Public ANEW’s current executive officers and directors; and

●	all executive officers and directors of Public ANEW, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days.

The beneficial ownership of Public ANEW Common Stock is based on 15,130,393 shares of Public ANEW Common Stock issued and outstanding immediately following the consummation of the Business Combination.

Unless otherwise indicated, Public ANEW believes that all persons named in the table have sole voting and investment power with respect to all Public ANEW Common Stock beneficially owned by them.

The business address of each of the directors and officers will be 13576 Walnut Street, Suite A, Omaha, NE 68144.

Name and Address of Beneficial Owner(1)	Number of Shares	Percent Owned
Directors and Executive Officers
Joseph Sinkule	2,514,966	16.6%
Peter Moriarty	—	—
Miguel Chillon-Rodriguez	—	—
Shalom Z. Hirschman	400,000	2.6%
Samuel Zentman	390,000	2.5%
Jon W. McGarity	—	—
Edward Cong Wang	35,000	*

All directors and executive officers as a group (7 individuals)	3,304,966	21.7%
Five Percent Holders:
Redwoods Capital LLC (2)	3,115,000	20.6%
Chardan Capital Markets, LLC (3)	1,626,500	9.9%
All directors, executive officers and five percent holders as a group (8 individuals)	7,619,966	51.5%

*	Less than 1%.
(1)	Based on a total of 15,130,393 shares of common stock issued and outstanding as of the date of this Report.
(2)	Redwoods Capital LLC, a Delaware limited liability company controlled by Min Gan.
(3)	Excludes (i) 345,000 shares of Common Stock included in the unit issuable upon exercise of the underwriter’s purchase option (the “UPO”) held by Chardan, (ii) 34,500 shares of Common Stock underlying the right included in the unit issuable upon the exercise of the UPO, (iii) 115,000 shares of Common Stock issuable upon exercise of the warrant (the “Private Warrants”) held by Chardan and (iv) 345,000 shares of Common Stock issuable upon exercise of the warrant (the “UPO Warrants”) included in the unit issuable upon exercise of UPO.

Directors and Executive Officers

The information contained in the section titled “Directors and Executive Officers” in Item 5.02 to this Current Report on Form 8-K is incorporated herein by reference.

Committees of the Board of Directors

The board of directors has an audit committee, a compensation committee, a nominating and corporate governance committee and an executive committee, Each of which will have the composition and responsibilities described below upon completion of the business combination. Members will serve on these committees until their resignation or until otherwise determined by the board of directors.

Audit Committee

The audit committee consists of Samuel Zentman, Jon McGarity and Edward Cong Wang, with Samuel Zentman serving as chairperson. Each of Samuel Zentman, Jon McGarity and Edward Cong Wang satisfy the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC and Samuel Zentman qualifies as an “audit committee financial expert” as defined in the SEC rules and regulations and satisfies the financial sophistication requirements of Nasdaq. The audit committee of Public ANEW will be responsible for, among other things:

●	selecting and hiring Public ANEW’s registered public accounting firm;

●	evaluating the performance and independence of Public ANEW’s registered public accounting firm;

●	approving the audit and pre-approving any non-audit services to be performed by Public ANEW s registered public accounting firm;

●	reviewing the integrity of Public ANEW’s financial statements and related disclosures and reviewing Public ANEW’s critical accounting policies and practices;

●	reviewing the adequacy and effectiveness of Public ANEW’s internal control policies and procedures and Public ANEW’s disclosure controls and procedures;

●	overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;

●	reviewing and discussing with management and the registered public accounting firm the results of the annual audit, Public ANEW’s quarterly financial statements and Public ANEW’s publicly filed reports;

●	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

●	reviewing and approving in advance any proposed related-person transactions; and

●	preparing the audit committee report that the SEC requires in Public ANEW’s annual proxy statement.

Compensation Committee

The compensation committee consists of Jon McGarity, Samuel Zentman and Shalom Hirschman, with Jon McGarity serving as chairperson. Each of Jon McGarity, Samuel Zentman and Shalom Hirschman satisfies the requirements for independence under the rules and regulations of Nasdaq and the SEC. The compensation committee of Public ANEW will be responsible for, among other things:

●	determining, or recommending to the board of directors for determination, the compensation of Public ANEW’s executive officers, including the chief executive officer;

●	overseeing and setting compensation for the members of the board of directors;

●	administering Public ANEW’s equity compensation plans;

●	overseeing Public ANEW’s overall compensation policies and practices, compensation plans, and benefits programs; and

●	preparing the compensation committee report that the SEC will require in Public ANEW’s annual proxy statement.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Shalom Hirschman, Jon McGarity and Samuel Zentman, with Shalom Hirschman serving as chairperson. Each of Shalom Hirschman, Jon McGarity and Samuel Zentman satisfies the requirements for independence under the rules and regulations of Nasdaq and the SEC. The nominating and corporate governance committee will be responsible for, among other things:

●	evaluating and making recommendations regarding the composition, organization and governance of the board of directors and its committees;

●	reviewing and making recommendations with regard to Public ANEW’s corporate governance guidelines and compliance with laws and regulations;

●	reviewing conflicts of interest of Public ANEW’s directors and officers and proposed waivers of Public ANEW’s corporate governance guidelines and code of business conducts and ethics; and

●	evaluating the performance of the board of directors and its committees.

Code of Ethics and Business Conduct

Reference is made to the disclosure set forth below under Item 5.05 of this Current Report on Form 8-K relating to the adoption of a Code of Ethics and Business Conduct by Public ANEW’s board of directors, which is incorporated herein by reference.

Executive and Director Compensation

This section discusses the material components of the executive compensation program for Public ANEW’s executive officers who are named in the “2023 Summary Compensation Table” below.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that Public ANEW adopts following the Closing of the Business Combination may differ materially from the currently planned programs summarized in this discussion.

2023 Summary Compensation Table

The following table presents information regarding the total compensation awarded to, earned by and paid to ANEW’s named executive officers (“NEOs”) for services for the fiscal year ended December 31, 2023.

Name and Principal Position	Salary ($)	Bonus ($)	Equity Awards ($)	Total ($)
Joseph Sinkule	$160,000	—	—	$160,000
Chief Executive Officer
Shalom Hirschman	$45,000	—	—	$45,000
Medical Advisor

Employment Agreements

Public ANEW intends entering into an employment agreement with Dr. Sinkule to serve as the Chief Executive Officer of Public ANEW. Dr. Sinkule’s employment with Public ANEW is for an initial term of three (3) years commencing on the completion of the Business Combination. It will also provide for a base salary of $360,000 and participation in the bonus program and stock incentive program implemented by the Public ANEW. Dr. Sinkule’s employment agreement with the Public ANEW will contain customary confidentiality, non-competition, non-solicitation and intellectual property assignment provisions.

Equity Incentive Compensation

In connection with the Business Combination, the Public ANEW Board adopted, and our stockholders approved, the 2024 Equity Incentive Plan (referred to herein as the Equity Incentive Plan). Although Public ANEW does not have a formal policy with respect to the grant of equity incentive awards to Public ANEW’s executive officers, Public ANEW believes that equity awards provide Public ANEW’s executive officers with a strong link to Public ANEW’s long-term performance, create an ownership culture and help to align the interests of Public ANEW’s executives and Public ANEW’s stockholders. In addition, Public ANEW believes that equity awards with a time-based vesting feature promote executive retention because this feature incentivizes Public ANEW’s executive officers to remain in Public ANEW’s employment during the applicable vesting period. Accordingly, Public ANEW’s board of directors periodically reviews the equity incentive compensation of Public ANEW’s NEOs and from time to time may grant equity incentive awards to them. No stock options or other equity awards were granted to Public ANEW named executive officers (“NEOs”) during the fiscal year ended December 31, 2023.

Employee Benefits and Perquisites

Public ANEW intends on implementing customary, industry standard benefit plans for its employees.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards held by our NEOs as of December 31, 2023.

Director Compensation

No compensation awards have been granted to ANEW directors during the fiscal year ended December 31, 2023 and no fees were paid to ANEW directors for service on ANEW’s board of directors (or a committee thereof). We may award our directors shares of Public ANEW common stock as non-cash compensation as determined by the Board from time to time. The Public ANEW board of directors will base its decision to grant Public ANEW Common Stock as compensation on the level of skill required to perform the services rendered and the time committed to providing services to us. The following ANEW directors, prior to the closing of the Business Combination, have entered into consulting agreements with ANEW as further described below.

Director Compensation Table

No non-employee ANEW director received any compensation during the fiscal year ended December 31, 2023.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related party transactions of Redwoods and of ANEW are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions,” and that information is incorporated herein by reference.

In connection with the Closing of the business combination, Dr. Joseph Sinkule assigned 1,500,000 shares of Public ANEW common stock due to him in connection with the business combination and registered as part of the S-4 Registration to Chardan Capital Markets, LLC as partial payment of an investment banking fee due to Chardan Capital Markets, LLC. In addition, Dr. Sinkule assigned 150,000 shares of Public ANEW common stock to White Lion Capital, LLC, 360,000 shares of Public ANEW common stock to Centaurus Investment Group Ltd, 140,000 shares of Public ANEW common stock to Full and Accurate Service Ltd and 500,000 shares of Public ANEW common stock to Upper Clapton LLC, all in connection with financing transactions for Public ANEW. All such shares were due to Dr. Sinkule in connection with the business combination and registered as part of the Registration Statement on Form S-4 (File No. 333-273748). It is anticipated that after the Closing, Public ANEW will reimburse Dr. Sinkule for the assignment of such shares by issuing to him an equal number of newly issued shares of common stock.

A description of Public ANEW’s independent directors is contained in the Proxy Statement/Prospectus in the section titled “Management after the Business Combination—Director Independence,” and that information is incorporated herein by reference.

Involvement in Certain Legal Proceedings

During the past ten years, to the registrant’s knowledge, no executive officer or person nominated to become a director or an executive officer of Public ANEW:

1.	had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he/she was an executive officer at or within two years before the time of such filing, except as noted above;

2.	was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other similar minor offenses);

3.	was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him/her from or otherwise limiting his/her involvement in any of the following activities:

a.	acting as a futures commission merchant, introducing broker, commodity trading advisor commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b.	engaging in any type of business practice; or

c.	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

4.	was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of a federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above, or to be associated with persons engaged in any such activity;

5.	was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and for which the judgment has not been reversed, suspended or vacated;

6.	was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.	was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a.	Any Federal or State securities or commodities law or regulation; or

b.	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.	was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

(a) Market Information

Following the Closing, on June 21, 2024, the ANEW Common Stock and Public ANEW Warrants began trading on the Nasdaq under the symbols “WENA” and “WENAW,” respectively. The Public Units of Redwoods automatically separated into the component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security.

(b) Holders of Public ANEW

As of the Closing Date, there were 67 holders of record of Public ANEW Common Stock. The number of record holders may not be representative of the number of beneficial owners of the Public ANEW Common Stock whose shares are held in street name by banks, brokers and other nominees.

(c) Dividend Policy of Public ANEW

Public ANEW has not paid any cash dividends on shares of its common stock to date. Public ANEW intends to retain future earnings, if any, for future operations and expansion and there are no current plans to pay any cash dividends for the foreseeable future. The declaration, amount and payment of any cash dividends in the future is at the sole discretion of Public ANEW’s board of directors, and will depend upon Public ANEW’s revenue earnings, if any, available cash, current and anticipated cash needs, capital requirements, contractual, legal, tax and regulatory restrictions, future general financial condition and such other factors as Public ANEW’s board of directors may deem relevant.

(d) Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “The Incentive Plan Proposal (Proposal xx),” and that information is incorporated herein by reference. The Equity Incentive Plan was approved by Redwoods’ stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by Public ANEW of certain unregistered securities, which is incorporated herein by reference.

In addition, on June 21, 2024, Public ANEW issued to Dr. Joseph Sinkule a total of 2,500,000 newly issued shares of Public ANEW’s common stock as reimbursement for shares of Public ANEW common stock due to him and assigned to pay obligations of Public ANEW at the Closing of the Business Combination. The shares were issued in reliance upon the exemption contained in Section 4(2) of Securities Act of 1933 and bear a restrictive legend.

Further, on June 21, 2024, Public ANEW issued to Dr. Shalom Hirschman a total of 240,000 newly issued shares of Public ANEW’s common stock as reimbursement for shares of Public ANEW common stock due to him and assigned to pay obligations of Public ANEW at the Closing of the Business Combination. The shares were issued in reliance upon the exemption contained in Section 4(2) of Securities Act of 1933 and bear a restrictive legend.

Description of Registrant’s Securities to Be Registered

The description of Public ANEW’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of Securities” and that information is incorporated herein by reference. As described below, Public ANEW’s Amended Charter was approved by Redwoods’ stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The information set forth under Item 5.02 of this Current Report on Form 8-K under the heading “Indemnification Agreements” is incorporated herein by reference.

Financial Statements and Supplementary Data

The information set forth under the section entitled “Financial Information” above and Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth below under Item 4.01 of this Current Report on Form 8-K relating to the change in Public ANEW’s certifying accountant, which is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by Public ANEW of certain unregistered securities, which is incorporated herein by reference.

In addition, on June 21, 2024, Public ANEW issued to Dr. Joseph Sinkule a total of 2,500,000 newly issued shares of Public ANEW’s common stock as reimbursement for shares of Public ANEW common stock due to him and assigned to pay obligations of Public ANEW at the Closing of the Business Combination. The shares were issued in reliance upon the exemption contained in Section 4(2) of Securities Act of 1933 and bear a restrictive legend.

Further, on June 21, 2024, Public ANEW issued to Dr. Shalom Hirschman a total of 240,000 newly issued shares of Public ANEW’s common stock as reimbursement for shares of Public ANEW common stock due to him and assigned to pay obligations of Public ANEW at the Closing of the Business Combination. The shares were issued in reliance upon the exemption contained in Section 4(2) of Securities Act of 1933 and bear a restrictive legend.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Business Combination, on June 21, 2024, Public ANEW filed the Amended Charter with the Delaware Secretary of State, and also adopted the amended and restated bylaws (the “Amended and Restated Bylaws”), which replaced Redwoods’s Charter and Bylaws in effect as of such time, respectively.

The material terms of the Amended Charter and the Amended and Restated Bylaws and the general effect upon the rights of holders of Public ANEW Common Stock are discussed in the Proxy Statement/Prospectus in the sections titled “Proposal No. 2-The Charter Proposal” and “Comparison of Stockholder Rights,” and that information is incorporated herein by reference.

The foregoing description of the Amended Charter and the Amended and Restated Bylaws is subject to and qualified in its entirety by reference to the Amended Charter and the Amended and Restated Bylaws, which are filed hereto as Exhibits 3.2 and 3.4 and the terms of which are incorporated by reference herein.

Item 4.01. Changes in Registrant’s Certifying Accountant.

For accounting purposes, the transactions contemplated by the Business Combination are treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, ANEW, which have been audited by Yusufali & Associates, LLC (“Yusufali”), will become the historical financial statements of Public ANEW. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

On June 24, 2024, the audit committee of Public ANEW’s Board approved the engagement of Yusufali as Public ANEW’s independent registered public accounting firm to audit Public ANEW’s consolidated financial statements for the fiscal year ending December 31, 2024. Yusufali served as the independent registered public accounting firm of ANEW prior to the Business Combination. Marcum, LLP (“Marcum”), the independent registered public accounting firm for Redwoods prior to the Business Combination and the current auditor of Public ANEW’s, was informed that it will be dismissed as the auditor of Public ANEW’s immediately after the Closing of the Business Combination

The report of Marcum on Redwoods’ financial statements as of December 31, 2023 and 2022, and for the years then ended, and the related notes to the financial statements, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except that the report contained an explanatory paragraph relating to substantial doubt about the ability of Redwoods to continue as a going concern as described in Note 1 to the financial statements.

During the years ended December 31, 2022 and December 31, 2023, and the subsequent period through June 27, 2024, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its report covering such period. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent period through June 27, 2024.

Public ANEW provided Marcum with a copy of the foregoing disclosures prior to the filing of this Current Report on Form 8-K and requested that Marcum furnish a letter addressed to the SEC, which is filed hereto as Exhibit 16.1, stating whether it agrees with such disclosures, and, if not, stating the respects in which is does not agree.

During the years ended December 31, 2022 and December 31, 2023, and the subsequent period through June 27, 2024, neither Redwoods, Public ANEW, nor ANEW consulted with Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Redwoods’ or Public ANEW’s financial statements, and no written report or oral advice was provided to Redwoods or Public ANEW by Marcum that Marcum concluded was an important factor considered by Redwoods or Public ANEW in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1-The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

As of the date of this Report, our directors and officers are as follows:

Name	Age	Title
Joseph Sinkule	70	Chairman, Chief Executive Officer
Peter Moriarty	74	Chief Business Officer, Director
Shalom Z. Hirschman	85	Director
Samuel Zentman	78	Director
Jon W. McGarity	81	Director
Edward Cong Wang	40	Chief Financial Officer, Director

Information regarding the executive officers, key employees, and directors:

Executive Officers and Directors

Joseph Sinkule, Pharm.D. — Dr. Sinkule has evolved from a chemist, scientist and clinical researcher into a successful businessman and serial entrepreneur. In 2015, he founded and has served as Chief Executive Officer and Chairman of Anew Oncology, Inc. In 2022, Dr. Sinkule became the Chairman and Chief Executive Officer of ANEW MEDICAL which acquired Anew Oncology. He received his B.S in Chemistry from the University of Nebraska in 1976 and a doctorate in pharmacy, pharmacology and pharmacokinetics (Pharm.D.) from University of Nebraska Medical Center in 1980. His post-doctoral training was at St. Jude Children’s Research Hospital in Memphis, TN and he held several academic positions at the University of Chicago and the University of Michigan. He joined the pharmaceutical and biotechnology industry in 1990 and held key management and senior directorship positions for over 15 years including Senior Vice President and Board member of Techniclone International, a Nasdaq-listed biotech company at the age of 33 years old. He founded, was the CEO, and served on the Board of two biopharmaceutical companies — Virionics Corporation from 2005-2008 and Apthera, Inc. from 2008-2012. He founded and served as CEO and Chairman of the Board of Anew Oncology, Inc. in 2015, which became ANEW MEDICAL, INC. in 2019. Joseph has been involved with drug development for the past 40 years. He has been a consultant and advisor to several companies and academics in the fields of cell and gene therapy for the past 18 years. Dr. Sinkule is also the Chair of the Corporate Governance Committee. Dr. Sinkule is qualified to serve on our Board of Directors due to his extensive management experience, drug development experience, business, finance, and entrepreneurial experiences, as well as his international contacts and relationships.

Peter Moriarty — Mr. Moriarty has extensive experience in the pharmaceutical industry both in the United States and internationally. He was a co-founder of Shire Pharmaceuticals, an international specialty pharmaceutical company acquired by Takeda Pharmaceuticals (TAK — NASDAQ). He was also the co-founder of Prismic Pharmaceuticals, where he was Chairman and Chief Executive from 2013 to 2018 and then, as Executive Chairman, led the company’s acquisition by FSD Pharma (HUGE — Nasdaq) in 2019. Since 2019, Mr. Moriarty has acted as an independent consultant to pharmaceutical companies. Peter’s earlier career spanned management positions within Warner-Lambert/Parke-Davis and Schering-Plough, including leadership positions overseas as well as in the United States. Additionally, he led the Sales Force Automation and Software Products Division at Walsh America (acquired by NDC), and led Corporate Development at Ixsys/Applied Molecular Evolution acquired by Eli Lilly (LLY — NYSE). He was subsequently the founder, Chairman and Chief Executive Officer of iPhysicianNet, Inc. and Clinical Information Network. Mr. Moriarty attended Aston University School of Law in conjunction with his training to become a Solicitor (Attorney) under the rules and regulations of the British Law Society 5-year Articles program. He passed the Final/Qualifying examinations in Contract Law (with distinction), Criminal Law, Tortious Law, and English Legal System (US accredited as equivalent to a Masters’ Degree).

Edward Cong Wang — Mr. Wang has served as the Chairman, President and Chief Executive Officer at Pacifico Acquisition Corp. (NASDAQ: PAFO) since March 2021. Mr. Wang has also served as the managing partner at The Balloch (Holding) Group since March 2020. Before that, he was a partner at Prestige Financial Holdings Group Limited from August 2018 to September 2019. Mr. Wang served as a partner at Shenzhen Bode Chuangfu Investment Management Co. Ltd., from January 2017 to July 2018. Mr. Wang served as the chief executive officer of ZS Fur & Leather Fashion Co., a family owned business, from July 2014 to December 2016. Prior to ZS Fur, he worked at Merrill Lynch, Pierce, Fenner & Smith Incorporated as a vice president from July 2011 to June 2014. Mr. Wang received a bachelor’s degree in Economics/Finance from Stony Brook State University in 2006 and graduated with a master’s degree of Statistics from Columbia University in 2010. We believe Mr. Wang is qualified to serve on our Board because of his extensive financial, management, and transaction experience, as well as his contacts and relationships.

Non-Executive Directors

Shalom Hirschman, MD — Dr. Hirschman has had a long career as an academic physician, research scientist, educator, and, most recently, biotechnology entrepreneur and consultant. Dr. Hirschman served as intern and resident in medicine at The Massachusetts General Hospital of the Harvard Medical School. Following years of research in molecular biology and molecular virology at the National Institutes of Health (NIH), he was recruited to the world-renowned founding faculty of The Mount Sinai School of Medicine where he was appointed as Director of the Division of Infectious Diseases and Professor of Medicine. Dr. Hirschman served for three decades as Director of the Division of Infectious Diseases, and, in addition, for many years as Vice-Chairman of the Department of Medicine, at The Mount Sinai School of Medicine and The Mount Sinai Hospital. Included among Dr. Hirschman’s many contributions to medical research during his tenure at Mt. Sinai are the discovery of the DNA polymerase of the hepatitis B virus (HBV), the characterization of the viral DNA, the successful replication of HBV in cell culture and the first description of AIDS as an immunologic disease. Dr. Hirschman also served as Vice-Chairman and then as Chairman of the Microbiology Section of the New York Academy of Sciences. He retired from Mount Sinai and joined Advanced Viral Research Corp. as its Chief Executive Officer, President, and Chief Scientific Officer. There he successfully created a new type of peptide-based drug, built a FDA approved manufacturing facility and brought this drug into clinical trials under INDs with the US FDA. He then took the positions as Senior Vice-President for Graduate and Professional Education and Senior Vice-President for Graduate Academic Affairs at Touro College and the Touro University System. Dr. Hirschman is one of the three founders of Touro College and the Touro University System and served as a member of the Board of Directors for more than three decades. He initiated and negotiated the purchase of New York Medical College by Touro College. Since retiring from Touro University. During the past five years Dr. Hirschman has been a consultant to educational institutions, biotechnology companies and biotechnology investment funds, especially to Sunrise Securities Corporation. Dr. Hirschman is qualified to serve as a director because of his clinical and medical knowledge base, his international relationships, his medical guidance on clinical development aspects, and business experience.

Samuel Zentman, PhD — Dr. Zentman graduated from Wayne State University and the University of Michigan and holds a Ph.D. doctorate in Complex Analysis. He was a Mathematics professor at several divisions of the University of Detroit. And worked as a systems analyst, manager of Engineering Computer Center, and director of the Corporate Computer Center of American Motors Corporation. Dr. Zentman was the CFO and then CEO of Manhattan Textile Corporation, a privately held export firm in New York city. He was a Board member of several Tech and Medical start-ups including: Neuromedical Systems Inc., Amplification Technologies, Inc., Power Safe Technology Corp, and Hinson Hale Medical Technologies Inc. Sam is currently a Board member of Acorn Energy where he has serv3ed for over the past 15 years, and is the Chairman of the Audit Committee, and member of the Nominating Committee and Compensation Committee. Sam has extensive experience in dealing with early stage medical and technology companies. He also serves as the Chairman of the Board of several national non-profits organizations devoted to the quality of education in the U.S. and abroad. We believe Dr. Zentman is qualified to serve on our Board because of his decades of expertise in business management, public and private company finance, his insight in medical technologies, and his global contacts and business relationships.

Jon W. McGarity — Mr. McGarity is the President & CEO of EthiX Associates, which he founded in February 1996 and is a consultancy business serving the business needs of the healthcare industry with a focus on pharmaceuticals and biotechnology. In addition, he has been the Chief Operating Officer of MiClimate, Inc. since 2022 which has developed the first body temperature regulation device resulting in a change in the way people manage individual temperature sensitivities. He co-founded NeuroEM Therapeutics, Inc., which is currently evaluating transcranial electromagnetic therapy (TEMT) for the treatment of cognitive functioning in Alzheimer’s disease patients, and has been its Chief Business Officer since 2021. In addition he currently is an Advisor to the Biodesign Institute at Arizona State University. He is an original and current member of the Arizona Biosciences Roadmap Committee which provides strategic direction to the biosciences industry in Arizona. His pharmaceutical experience includes senior management positions with GlaxoSmithKline, Bristol Myers Squibb and Novartis (Sandoz Pharmaceuticals). Mr. McGarity has launched over 40 products as well as completing numerous business development deals involving product acquisitions, licensing, co-marketing and promotional arrangements. Mr. McGarity’s experience having held executive positions at “big pharma” companies, start-up operations, drug and biologics regulations, marketing and sales, and finance makes him qualified to serve as a director.

Miguel Chillon Rodriguez, PhD — Dr. Chillon Rodriguez will serve as Chief Scientific Advisor to Public ANEW on a consulting basis. ANEW Medical has not entered into any written agreements with Dr. Chillon Rodriguez with respect to the services he will provide to Public ANEW following consummation of the Business Combination. Dr. Chillon Rodriguez has extensive research experience (since 1994) in treatment of human diseases through viral gene transfer strategies in animal models. He started working in gene therapy with viral vectors during his postdoctoral fellowships (1994–1999) with pioneering researchers in the field such as Dr. Michael Welsh at the Howard Hughes Medical Institute & Internal Medicine Department of the University of Iowa (US); and Dr. Olivier Danos in Genethon II (France). Miguel returned to Spain to accept an “ICREA” academic position (2001) and created his own research group. Since 2004, he was the Director of the Vector Production Unit (UPV) at UAB. Miguel’s experience in the field in gene and cell therapy is reflected by his authoring over 88 scientific articles and five book chapters, owning 14 patents, and assembling and editing one scientific book. Miguel founded two spin-off companies: Nanotherapix SL (2009) for gene and cell therapy strategies for autoimmune diseases, and Kogenix Therapeutics (2016) for cognitive deficits and neurodegenerative diseases, neither of which was successful. For over the past 5 years, his current academic positions and full-time employment includes Director of gene therapy research group at Vall d’Hebron Research Institute (VHIR) in Barcelona, Spain, Professor, Universitat Autonoma de Barcelona, Director of the Vector Production Unit at Universitat Autonoma de Barcelona, and ICREA Senior Research Professor. Miguel will serve as Chief Scientific Advisor (“CSA”) of Public ANEW.

Except as provided below, to the knowledge of Public ANEW’s officers and directors (“Public ANEW Management”). Public ANEW Management has not been the subject of any events that occurred during the past ten years that are material to an evaluation of the ability or integrity of a director, person nominated to become a director or executive officer of a company such as Public ANEW, as it is required to be reported by Item 401(f) and (g) of Regulation S-K.

Board of Directors

The board of directors consists of five members, including Public ANEW’s Chief Executive Officer. In accordance with the Amended Charter, the board of directors has a single class of directors with each director having a term ending on the date of the next annual stockholder meeting, or, in each case, until their respective successor is duly elected and qualified, or until their earlier resignation, removal or death.

Indemnification Agreements

On June 21, 2024, in connection with the Closing of the Business Combination, Public ANEW adopted the Amended Charter. The Amended Charter provides that, to the fullest extent permitted by Delaware law, no director will be personally liable to Public ANEW or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to Public ANEW or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. Public ANEW also is expressly authorized to carry directors and officers’ liability insurance providing indemnification for Public ANEW’s directors, officers, and certain employees for some liabilities. Further information about the indemnification of ANEW’s directors and executive officers is set forth in the Proxy Statement/Prospectus in the section titled “Comparison of Stockholder Rights” and that information is incorporated herein by reference.

Equity Incentive Plan

On the Closing Date, the Stock Incentive Plan became effective. The Equity Incentive Plan is described in greater detail in the section of the Proxy Statement/Prospectus titled “Proposal No. 4-The Incentive Plan Proposal,” which is incorporated herein by reference.

The description of the Stock Incentive Plan is subject to and qualified in its entirety by reference to the Stock Incentive Plan, which is filed hereto as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective upon the Closing Date, Public ANEW’s board of directors adopted a Code of Ethics and Business Conduct that applies to all of its employees, officers and directors, including those officers responsible for financial reporting. The Code of Ethics and Business Conduct is available on Public ANEW’s website at https://www.anewmeds.com/. Information contained on or accessible through such website is not a part of this Current Report on Form 8-K, and the inclusion of the website address in this Current Report on Form 8-K is an inactive textual reference only. Public ANEW intends to disclose any amendments to the Code of Ethics and Business Conduct, or any waivers of its requirements, on its website to the extent required by applicable rules and exchange requirements.

Item 5.06. Change in Shell Company Status.

Upon the Closing, Redwoods ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Proposal No.1-The Business Combination Proposal,” and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements

The audited financial statements of ANEW as of and for the years ended December 31, 2023 and 2022 and the unaudited financial statements of ANEW as of and for the quarter ended March 31, 2024 and 2023 are set forth in Exhibit 99.1 and Exhibit 99.2 hereto, respectively, have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to SEC regulations and incorporated herein by reference.

The audited financial statements of Redwoods as of and for the years ended December 31, 2023 and 2022 and the unaudited financial statements of Redwoods as of and for the quarter ended March 31, 2024 and 2023 are set forth in Exhibit 99.3 and Exhibit 99.4 hereto, respectively, have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to SEC regulations and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Public ANEW as of and for the quarter ended March 31, 2024 is set forth in Exhibit 99.6 and will be filed by amendment to this Form 8-K.

(d) Exhibits. The following exhibits filed with this Form 8-K are as shown on the Exhibit Table below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2024	ANEW MEDICAL, INC.

	By:	/s/ Joseph Sinkule
	Name:	Joseph Sinkule
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*****	Form of Lock-Up Agreement
10.2*****	Form of Stock Incentive Plan
16.1	Letter from Marcum, LLP
99.1*	Audited financial statements of ANEW as of and for the years ended December 31, 2023 and 2022
99.2**	Unaudited financial statements of ANEW for the quarterly periods ended March 31, 2024 and March 31, 2023
99.3***	Audited financial statements of Redwoods as of and for the years ended December 31, 2023 and 2022
99.4****	Unaudited financial statements of Redwoods for the quarterly periods ended March 31, 2024 and March 31, 2023
99.5*****	Unaudited pro forma condensed combined financial information of Public ANEW as of and for the year ended March 31, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Included as Exhibit 99.1 to Redwood’s Form-8-K filed on June 20, 2024
**	Included as Exhibit 99.2 to Redwood’s Form-8-K filed on June 20, 2024
***	Included as part of Redwood’s Form-10 filed on April 17, 2024
****	Included as part of Redwood’s Form-Q filed on May 23, 2024
*****	To be filed by amendment.